Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value (See Note 3)	$ 264,793,572	$ 235,472,094
Cash	42	35
Receivables:
Notes receivable from participants	1,814,271	1,721,128
Employer contributions	53,439	36,618
Total receivables	1,867,710	1,757,746
Net assets available for benefits	$ 266,661,324	$ 237,229,875